Exhibit 10.34

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the last date set forth on the signature page hereof by and between Adhera Therapeutics, Inc. (f/k/a Marina Biotech, Inc.), a Delaware corporation (the “Company”), and the undersigned investor in the Offering (as defined below) (the “Subscriber”).

WITNESSETH:

WHEREAS, the Company is conducting a private offering (the “Offering”) consisting of up to an aggregate of $11,000,000 of shares of the Company’s Series F convertible preferred stock, par value $0.01 per share (the “Preferred Stock”), at a purchase price equal to $5,000.00 per share (the “Purchase Price”), each share of Preferred Stock being convertible into shares of the Company’s common stock, par value $0.006 per share (the “Common Stock”), at a conversion price equal to $0.50, subject to adjustment;

WHEREAS, in connection with a purchase of shares of Preferred Stock, each investor in the Offering will receive a five-year warrant (the “Warrant”, and collectively with the Preferred Stock, the “Securities”) to purchase such number of shares of Common Stock of the Company as is equal to 75% of the number of shares of Common Stock issuable upon conversion of the shares of Preferred Stock issued to such investor at an exercise price equal to $0.55 per share, subject to adjustment thereunder;

WHEREAS, the Company has engaged Maxim Merchant Capital, a division of Maxim Group LLC (Member FINRA/SIPC) to act as the sole placement agent for the Offering (the “Placement Agent”);

WHEREAS, the aggregate gross proceeds from the Offering shall be up to a maximum offering amount of $11,000,000 (the “Maximum Offering Amount”);

WHEREAS, the Offering is being made through the Placement Agent on a “commercially reasonable best efforts” basis to a limited number of “accredited investors” (as that term is defined by Rule 501(a) of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), by the Securities and Exchange Commission (the “SEC’) to attain the Maximum Offering Amount;

WHEREAS, the Subscriber desires to purchase such number of shares of Preferred Stock (together with the associated Warrants) as set forth on the signature page hereof;

WHEREAS the Subscriber’s subscription for Securities will be made in accordance with and subject to the terms and conditions of this Agreement and the Company’s Confidential Private Placement Memorandum dated June 7, 2018, together with all amendments thereof and supplements and exhibits thereto, including the documents incorporated by reference therein, and as any of the foregoing may be amended from time to time (the “Memorandum”); and

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement, and performing the transactions contemplated hereby including the sale and purchase of the Securities, in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

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NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY SUBSCRIBER

1.1 Subject to the terms and conditions hereinafter set forth (including Section 1.19 hereof) and as set forth in the Memorandum, the Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, such number of shares of Preferred Stock as is set forth on the signature page hereof (and a corresponding number of Warrants). The aggregate Purchase Price is payable by wire transfer, to be held in escrow until the applicable Closing (as defined below), to Collegiate Peaks Bank, in its capacity as the escrow agent for the Offering (the “Escrow Agent”), as follows:

Bank:	Collegiate Peaks Bank
ABA Number:	102105997
Account #:	0410037903
Account Name:	Corporate Stock Transfer as Escrow Manager for Marina Biotech, Inc.

1.2 The Subscriber understands, acknowledges and agrees that, except as otherwise set forth in Section 3.2 or otherwise required by law, once irrevocable, (i) the Subscriber is not entitled to cancel, terminate or revoke his, her or its subscription pursuant to this Agreement or any other obligations of the Subscriber hereunder and (ii) this Agreement and the Subscriber’s obligations hereunder shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of each of the parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments of the Subscriber in this Agreement shall be deemed to be made by and be binding upon each such person and his, her, its or their heirs, executors, administrators, successors, legal representatives and permitted assigns.

1.3 The Subscriber recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (a) the Company requires substantial funds in addition to the proceeds of the Offering in order to fund its operations and the development and commercialization of its product candidates; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (c) the Subscriber may not be able to liquidate the Subscriber’s investment in the Securities; (d) transferability of the Securities including, if and when issued, the shares of Common Stock issuable upon conversion of the Preferred Stock (the “Conversion Shares”) and/or exercise of the Warrants (the “Warrant Shares” and collectively with the Conversion Shares, the “Underlying Shares”) may be extremely limited or restricted by applicable law; (e) in the event of a future disposition of the Securities (or any securities issuable upon conversion and/or exercise of the Securities), the Subscriber could sustain the loss of the Subscriber’s entire investment; (f) the Company has not paid any dividends since its inception, does not anticipate paying any dividends in the near future and any future dividends will be subject to the discretion of and approval by the Company’s board of directors; and (g) each of the other risks set forth in or incorporated by reference into the “Risk Factors” section of the Memorandum, which are incorporated herein by reference.

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1.4 At the time such Subscriber was offered the Securities, the Subscriber was, and as of the date hereof is, and on the date on which it exercises any Warrants or converts any shares of Preferred Stock, it will be, an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act. The Subscriber hereby represents and warrants to the Company that the Subscriber’s responses to the investor questionnaire substantially in the form attached as Exhibit A to this Agreement (the “Purchaser Questionnaire”) are true, correct and complete in all respects.

1.5 The Subscriber hereby acknowledges, represents and warrants that: (a) the Subscriber has adequate means of providing for the Subscriber’s current financial needs and contingencies; (b) the Subscriber has knowledge and experience in business and financial matters, prior investment experience (including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange), or employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read and review all of the documents furnished or made available by the Company to the Subscriber, to evaluate the merits and risks of an investment in the Securities on the Subscriber’s behalf; (c) the Subscriber is able to bear the economic risk that the Subscriber assumes by investing in the Securities; and (d) the Subscriber can afford a complete loss of the Subscriber’s investment in the Securities.

1.6 The Subscriber hereby (i) acknowledges receipt and careful review of this Agreement, the Memorandum, the certificate of designations substantially in the form attached hereto as Exhibit B to be filed with the Secretary of State of the State of Delaware for the Preferred Stock (the “Certificate of Designation”), the form of Warrant attached hereto as Exhibit C, and all other exhibits, annexes and appendices thereto, which are incorporated herein by reference (collectively, the “Offering Materials”), and has had access to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (collectively with the exhibits thereto and as amended, the “Form 10-K”), the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018 (collectively with the exhibits thereto and as amended, the “Form 10-Q”) and the other periodic, current and other reports filed or furnished by the Company pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Sections 13(a) or 15(d) thereof, as publicly filed and available on the website of the SEC (such materials, collectively, the “SEC Reports”); (ii) represents that the Subscriber has been furnished by the Company with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering; provided, however, that no investigation performed by or on behalf of the Subscriber shall limit or otherwise affect its right to rely on the representations and warranties of the Company expressly contained herein; and (c) acknowledges that the projections and other “forward-looking statements” (within the meaning of U.S. securities laws) of the Company that are contained in the Offering Materials should not be relied upon in making the decision to invest in the Securities, that such projections are subject to change and that there is no assurance that such projections will be met.

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1.7 (a) In making the decision to invest in the Securities, the Subscriber has relied solely upon the information provided by the Company in this Agreement and the Memorandum. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than this Agreement and the Memorandum and the results of Subscriber’s own independent investigation.

(b) The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Securities by the Company or the Placement Agent (or another person whom the Subscriber believed to be an authorized agent or representative thereof with whom the Subscriber had a prior substantial pre-existing relationship), (ii) the Subscriber did not learn of the Offering by means of any form of general solicitation or general advertising, (iii) the Subscriber did not receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available, with respect to the Offering and (iv) the Subscriber did not attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising with respect to the Offering.

1.8 The Subscriber hereby acknowledges that the Offering has not been reviewed by the SEC or any state regulatory authority and that the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to the exemption therefrom provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Subscriber understands that the Securities (including any Underlying Shares issuable upon the conversion and/or exercise of the Securities) have not been and will not be registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities and any Underlying Shares unless and until they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or pursuant to an available exemption therefrom. The Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber’s own account for investment purposes and not with a view toward the resale or distribution to others; provided, however, that nothing contained herein shall constitute an agreement by the Subscriber to hold the Securities for any particular length of time and the Company acknowledges that the Subscriber shall at all times retain the right to dispose of the Securities as it may determine in its sole discretion, subject to any restrictions imposed by applicable law. The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Securities.

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1.9 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities and, if and when issued, the Underlying Shares, that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

1.10 The Subscriber hereby represents that the address of the Subscriber set forth on the signature page hereto is the Subscriber’s principal residence if the Subscriber is an individual or its principal business address if the Subscriber is an entity.

1.11 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) or capacity, as applicable, to execute and deliver this Agreement and to purchase the Securities. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.12 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.13 The Subscriber acknowledges that if the Subscriber is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, the Subscriber must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in the Subscriber’s Purchaser Questionnaire.

1.14 To effectuate the terms and provisions of this Agreement, the Subscriber hereby appoints the Placement Agent as its attorney-in-fact (and the Placement Agent hereby accepts such appointment) for the purpose of carrying out the provisions of the Escrow Agreement by and between the Company, the Placement Agent and the Escrow Agent (the “Escrow Agreement”) including, without limitation, taking any action on behalf of, or at the instruction of, the Subscriber and executing any release notices required under the Escrow Agreement and taking any action and executing any instrument that the Placement Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof or thereof. All acts done under the foregoing authorization are hereby ratified and approved and neither the Placement Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct. This power of attorney, being coupled with an interest, is irrevocable while the Escrow Agreement remains in effect.

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1.15 The Subscriber agrees not to issue any public statement with respect to the Offering, Subscriber’s investment or proposed investment in the Company or the terms of this Agreement or any other agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law.

1.16 The Subscriber understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before the applicable Closing (as defined below) notwithstanding prior receipt by the Subscriber of notice of acceptance by the Company of the Subscriber’s subscription.

1.17 The Subscriber acknowledges and agrees that (i) the information contained in the Offering Materials or otherwise made available to the Subscriber by the Company in connection with the Offering is confidential and non-public and (ii) all such information shall be kept in confidence by the Subscriber and neither used by the Subscriber for the Subscriber’s personal benefit (other than in connection with this Agreement) nor disclosed to any third party for any reason, notwithstanding that a Subscriber’s subscription may not be accepted by the Company; provided, however, that (a) the Subscriber may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to the Subscriber with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality to the Subscriber no less restrictive than the restrictions contained in this Section 1.17, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) after the date hereof or (iii) is received from a third party that is not under any obligation of confidentiality with respect to such information.

1.18 Subscriber understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Subscriber’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of such Subscriber to acquire the Securities. The Subscriber agrees to supply the Company, within five (5) days after the Subscriber receives the request therefor from the Company, with such additional information concerning the Subscriber as the Company deems necessary or advisable for purposes of making such determination.

1.19 The Subscriber understands that Rule 144 promulgated under the Securities Act (“Rule 144”) requires, among other conditions, a minimum holding period of six-months prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Securities Act or any state securities or “blue sky” laws or to assist the Subscriber in obtaining an exemption from any such registration requirements.

1.20 The Subscriber agrees to hold the Company and its directors, officers, employees, controlling persons and agents (including the Company’s legal counsel and the Placement Agent and its managers, members, officers, directors, employees, counsel, controlling persons and agents) and their respective heirs, representatives, successors and assigns harmless from and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (i) any misrepresentation made by the Subscriber contained in this Agreement (including Article VII) or breach of any warranty by the Subscriber contained in this Agreement or in any exhibits attached hereto; (ii) any untrue statement of a material fact made by the Subscriber contained herein; or (iii) after any applicable notice and/or cure periods, any breach or default in performance by the Subscriber of any covenant or undertaking to be performed by the Subscriber hereunder, or pursuant to any other Offering Materials entered into by the Company and Subscriber relating hereto. Notwithstanding the foregoing, in no event shall the liability of the Subscriber hereunder be greater than the aggregate Purchase Price paid for the Securities by the Subscriber as set forth on the signature page hereto.

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1.21 The Subscriber is an entity, upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the due authority of the signatory to this Agreement.

II. REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber, as of the date of this Agreement (other than representations and warranties that relate to a specific date, which are given as of such date) and except as set forth in the Memorandum or in the SEC Reports, as follows:

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and use its properties and assets as currently owned and conduct its business as currently conducted. Except as set forth on Schedule 2.1 attached hereto, each of the Company’s wholly-owned subsidiaries (the “Subsidiaries”) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite power and authority to own and use its properties and assets and to conduct its business as currently conducted. Neither the Company, nor any of its Subsidiaries is in violation of any of the provisions of their respective articles of incorporation, by-laws or equivalent organizational or charter documents, including, but not limited to the Company’s Certificate of Incorporation, as amended (the “COI”), or the Company’s Bylaws, as amended (the “Bylaws,” and collectively with the COI, the “Charter Documents”). Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a material adverse effect on (i) the legal and valid issuance of the Securities, (ii) the enforceability of this Agreement against the Company or the Company’s ability to perform, its obligations hereunder, or (iii) the results of operations, assets, business and financial condition of the Company and its Subsidiaries, taken as a whole (any of (i), (ii) or (iii), a “Material Adverse Effect”).

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2.2 Capitalization and Voting Rights. As of the date of this Agreement, the Company was authorized to issue 180,000,000 shares of Common Stock, of which 10,761,684 shares were issued and outstanding, and 100,000 shares of preferred stock were authorized, of which 90,000 have been designated as Series A Junior Participating Preferred Stock (of which none are issued and outstanding), 1,000 have been designated as Series B Preferred Stock (none of which are outstanding), 1,200 have been designated as Series C Convertible Preferred Stock (of which 100 are issued and outstanding), 220 have been designated as Series D Convertible Preferred Stock (of which 40 are issued and outstanding), 3,500 have been designated as Series E Convertible Preferred Stock (of which 3,490.28 are issued and outstanding), and 2,200 have been designated as Series F Convertible Preferred Stock (of which 308 are issued and outstanding). As of the date hereof: (i) there are no outstanding securities of the Company or any of its Subsidiaries which contain any preemptive, redemption or similar provisions; (ii) no holder of securities of the Company or any Subsidiary is entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of the Offering; (iii) there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (iv) neither the Company nor any Subsidiary has any outstanding stock appreciation rights, “phantom stock” plans or any similar plan or agreement; and (v) except as set forth on Schedule 2.2, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase or acquire, any shares of capital stock of the Company or any Subsidiary or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue any shares of capital stock of the Company or any Subsidiary, or securities or rights convertible or exchangeable into shares of capital stock of the Company or any Subsidiary. Other than restrictions imposed by applicable law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Charter Documents or any material agreement or other instrument to which the Company is a party or by which the Company is bound. All of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable and the shares of capital stock of the Subsidiaries are owned by the Company, free and clear of any mortgages, pledges, liens, claims, charges, encumbrances or other restrictions (collectively, “Encumbrances”). All of the Company’s outstanding capital stock has been issued in accordance with the applicable provisions of the Securities Act and any other applicable securities laws. Except as set forth on Schedule 2.2, the issuance and sale of the Securities, as contemplated hereby, will not obligate the Company to issue shares of Common Stock or other securities to any other person (other than other investors in the Offering) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding Company security. The Company does not have outstanding stockholder purchase rights or “poison pill” or (any arrangement granting substantially similar rights) in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of the transactions contemplated hereby.

2.3 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby, and to perform fully its obligations hereunder and thereunder. All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement by the Company; and (b) authorization, sale, issuance and delivery of the Securities and, if and when issued, the Underlying Shares, has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Securities are duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Encumbrances other than restrictions on transfer provided for in the Offering Materials. The Underlying Shares, when issued in accordance with the terms of the applicable Offering Materials, will be validly issued, fully paid and nonassessable, free and clear of all Encumbrances imposed by the Company other than restrictions on transfer provided for in the Offering Materials. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the conversion of the Preferred Stock and the exercise of the Warrants.

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2.4 No Conflict; Governmental Consents.

(a) The execution and delivery by the Company of this Agreement, the issuance and sale of the Securities (including, if and when issued, the Underlying Shares) and the consummation of the other transactions contemplated hereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound including without limitation all foreign, federal, state and local laws applicable to the Company, except in each case as would not have a Material Adverse Effect, (ii) conflict with or violate any provision of the Charter Documents, and (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any Material Contract (as defined below) to which the Company or any Subsidiary is a party or by which any of them is bound, nor result in the creation or imposition of any Encumbrances upon any of the properties or assets of the Company or any Subsidiary.

(b) Except as set forth on Schedule 2.4(b), no approval by the holders of Common Stock, or other equity securities of the Company, is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Underlying Shares, except as has been previously obtained.

(c) No consent, approval, authorization or other order of any governmental authority or any other person is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Underlying Shares, except such post-sale filings as may be required to be made with the SEC, FINRA, the OTC Markets and with any state or foreign blue sky or securities regulatory authority, all of which shall be made when required.

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2.5 SEC Reports; Financial Statements. The Company has filed all SEC Reports required to be filed by it under the Securities Act and the Exchange Act since January 1, 2017 (the “Reference Date”) (or such shorter period as the Company was required by law to file such reports) (the “Adhera SEC Reports”) on a timely basis, or timely filed a valid extension of such time of filing and has filed the Adhera SEC Reports prior to the expiration of any such extension. As of their respective dates, the Adhera SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the Adhera SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Adhera SEC Reports (the “Adhera Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. The Adhera Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the footnotes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

2.6 Regulatory Permits: Licenses. The Company and the Subsidiaries possess all certificates, authorizations, licenses and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports and the Memorandum (“Material Permits”), except where the failure to possess such Material Permits would not have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of any action, arbitration, claim, hearing, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before any federal, state, local or foreign government or any court of competent jurisdiction, administrative or regulatory body, agency, bureau, or commission in any domestic or foreign jurisdiction, any appropriate division of any of the foregoing or any arbitrator, or other legal action (each, a “Proceeding”) relating to the revocation or modification of any Material Permit.

2.7 Litigation. Except as set forth on Schedule 2.7, there are no pending or, to the Company’s knowledge, threatened Proceedings against the Company or any Subsidiary which would have a Material Adverse Effect. Neither the Company nor any Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which would materially adversely affect the business, property, financial condition or operations of the Company and its Subsidiaries taken as a whole. There is no Proceeding by the Company or any Subsidiary currently pending in any court or before any arbitrator or that the Company or any Subsidiary intends to initiate. None of the Company, any Subsidiary or any director or officer thereof is, or since the date of the filing of the Form 10-K has been, the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There is no pending or, to the Company’s knowledge, contemplated investigation by the SEC involving the Company or any current director or officer of the Company.

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2.8 Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

2.9 Brokers. Except for the Placement Agent, neither the Company nor any of the Company’s officers, directors or employees has employed or engaged any broker or finder in connection with the transactions contemplated by this Agreement and no fee or other compensation is or will be due and owing on behalf of the Company to any broker, finder, underwriter, placement agent or similar person in connection with the transactions contemplated by this Agreement.

2.10 Intellectual Property; Employees.

(a) The Company owns or possesses all material legal rights to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as presently conducted (collectively, the “Intellectual Property Rights”) as set forth on Schedule 2.10. There are no material outstanding options, licenses or agreements of any kind relating to the Company’s Intellectual Property Rights, other than as set forth in the Memorandum, nor is the Company bound by or a party to any material options, licenses or agreements of any kind with respect to the Intellectual Property Rights of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products. Since the Reference Date, the Company has not received any written communications alleging that the Company has violated or, by conducting its business as presently conducted, would violate any Intellectual Property Rights of any other person or entity. The Company and its Subsidiaries have taken reasonable measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to do so would not, individually or in the aggregate, have a Material Adverse Effect

(b) The Company is not aware of any obligation on the part of any Company Employee under any contract (including licenses, covenants or commitments of any nature), other agreement or judgment, decree or order of any court or administrative agency, that would materially adversely interfere with such employee’s duties to the Company or that would conflict with the Company’s business as presently conducted.

(c) To the Company’s knowledge, (i) no employee of the Company, or any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company and (ii) the continued employment by the Company of its employees, and the performance of the Company’s contracts with its independent contractors, will not result in any such violation. Since the Reference Date, the Company has not received any written notice alleging that any such violation has occurred. No employee of the Company has been granted the right to continued employment by the Company or to any compensation following termination of employment with the Company except as would not have a Material Adverse Effect. To the Company’s knowledge, no officer or key employee intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate any such employee.

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2.11 Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets and good title to its leasehold estates, including its Intellectual Property Rights, which are, to the Company’s knowledge, valid and enforceable, with all maintenance or other required fees having been paid.

2.12 Obligations to Related Parties. There are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary or other compensation for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements under the Company’s equity plans). None of the officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company, is presently a party to any transaction with the Company or any Subsidiary (other than as holders of Company securities and for services as employees, officers and directors) required to be disclosed under applicable SEC rules and regulations.

2.13 Material Changes. Since the Reference Date, (i) there has been no event, occurrence or development that has had a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to generally accepted accounting principles or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock compensation plans. The Company does not have pending before the SEC any request for confidential treatment of information.

2.14 Compliance. The Company is in material compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder.

2.15 No General Solicitation. Assuming the accuracy of the Placement Agent’s representations in the placement agency agreement to be entered into by the Company and the Placement Agent, none of the Company, its Subsidiaries, any of its or their affiliates, or any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the Offering.

2.16 Private Placement; No Integrated Offering. Assuming the accuracy of the Subscriber’s representations and warranties set forth in this Agreement, no registration under the Securities Act is required for the offer or sale of the Securities by the Company as contemplated hereby. Assuming the accuracy of the Placement Agent’s representations in the placement agency agreement to be entered into by the Company and the Placement Agent, none of the Company, its Subsidiaries, any of its or their affiliates, or any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security, solicited any offers to buy any security or taken any other action, which, under the circumstances would require such registration or cause this Offering to be integrated with prior offerings by the Company for purposes of the Securities Act or the rules of the OTC Markets.

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2.17 Application of Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Charter Documents or the laws of the State of Delaware that otherwise would be applicable as a result of the Subscriber and the Company fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the Company’s issuance of the Securities and the Subscriber’ ownership of the Securities.

2.18 Taxes. Since the Reference Date (i) the Company and each of its Subsidiaries has filed all U.S. federal, state, local and foreign tax returns which are required to be filed by each of them and all such returns are true and correct in all material respects, except for such failures to file which would not have a Material Adverse Effect, (ii) the Company and each of its Subsidiaries has paid all taxes required to be paid pursuant to such returns or pursuant to any assessments received by any of them, and have withheld any amounts which any of them are obligated to withhold from amounts owing to any employee, creditor or third party and (iii) the Company and each of its Subsidiaries has properly accrued all taxes required to be accrued and/or paid pursuant to applicable law, except where the failure to accrue would not have a Material Adverse Effect. To the knowledge of the Company, the tax returns of the Company and its Subsidiaries are not currently being audited by any state, local or federal authorities. Neither the Company nor any of its Subsidiaries has waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

2.19 Registration Rights. Except as set forth on Schedule 2.19, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

2.20 Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, since the Reference Date, received notice from any trading market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. The Company is in material compliance with the continued listing requirements of the OTCQB tier of the OTC Markets.

2.21 Material Contracts. The SEC Reports contain all material contracts, agreements, commitments, arrangements, leases, policies or other instruments to which either the Company or any of its Subsidiaries is a party or by which any of them is bound, which are required to be filed pursuant to the Securities Act or the Exchange Act (the “Material Contracts”). The Material Contracts are valid and in full force and effect, enforceable against the Company and any of the Subsidiaries party thereto and, to the Company’s knowledge, against the other parties thereto. Neither the Company nor any Subsidiary is in violation of, or default under (and there does not exist any event or condition which, after notice or lapse of time or both, would constitute such a default under), any Material Contract. To the Company’s knowledge, none of the other parties to any Material Contract are in violation of or default under any Material Contract in any material respect. Neither the Company nor any Subsidiary has received any notice of cancellation or any written communication threatening cancellation of any Material Contract which is currently in effect by any other party thereto.

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2.22 U.S. Food and Drug Administration. As to each product candidate subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each such product, a “Product Candidate”), such Product Candidate is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries, and which, either individually or in the aggregate, would have a Material Adverse Effect. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company. Statements in the SEC Reports concerning the Company’s applications, filings, submissions and proceedings with the FDA under the FDCA fairly summarize in all material respects such matters.

2.23 Contributions. Neither the Company nor any Subsidiary has directly or indirectly, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully where required by law any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

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2.24 Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Offering Materials, the Company confirms that neither it nor any other person acting on its behalf has provided the Subscriber or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Subscriber will rely on the foregoing representation in effecting transactions in securities of the Company.

2.25 Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, employee or affiliate of the Company or any Subsidiary, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC’).

2.26 No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Subscribers a copy of any disclosures provided thereunder.

2.27 Other Covered Persons. Other than the Placement Agent, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

III. TERMS OF SUBSCRIPTION

3.1 The Securities will be offered for sale until the earliest of (i) the date upon which subscriptions for the Maximum Offering Amount offered hereunder have been accepted by the Company, (ii) the date the Offering is terminated by the Company and (iii) September 30, 2018, subject to the right of the Company and the Placement Agent to extend the Offering for an additional sixty (60) day period without prior notice to the investors in the Offering (the “Termination Date”). The Placement Agent is acting in such capacity with respect to the Offering on a “commercially reasonable best efforts” basis for the Maximum Offering Amount.

3.2 The Company may, in its discretion at any time prior to the Termination Date, hold an initial closing (“Initial Closing”) and, at any time and from time to time after the Initial Closing, may hold subsequent closings (each such closing, including the Initial Closing, a “Closing,” and the final such Closing, the “Final Closing”), in each case, with respect to any Securities for which subscriptions have been accepted prior to such date. In the event that (i) the Initial Closing does not occur prior to the Termination Date or (ii) this Agreement or the aggregate Purchase Price owed with respect to the Securities purchased by the Subscriber pursuant hereto is received after the Final Closing, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction. The Subscriber may revoke its subscription and obtain a return of the subscription amount paid to the Escrow Account at any time before the date of the Initial Closing by providing written notice to the Placement Agent, the Company and the Escrow Agent as provided in Section 6.1 below. Upon receipt of a revocation notice from the Subscriber prior to the date of the Initial Closing, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction. The Subscriber may not revoke this subscription or obtain a return of the subscription amount paid to the Escrow Agent on or after the date of the Initial Closing. Any subscription received after the Initial Closing but prior to the Termination Date shall be irrevocable.

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3.3 The minimum purchase that may be made by any prospective investor shall be $50,000. Subscriptions for investment below the minimum investment may be accepted at the discretion of the Placement Agent and the Company. The Company and the Placement Agent reserve the right to reject any subscription made hereby, in whole or in part, in their sole discretion.

3.4 Prior to the applicable Closing for the Securities purchased pursuant hereto, funds representing the aggregate Purchase Price for such Securities shall be deposited in the Escrow Account.

3.5 Certificates representing the Preferred Stock and the Warrants purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Placement Agent for further distribution to the Subscriber as soon as practicable following the applicable Closing. The Subscriber hereby authorizes and directs the Company to deliver certificates representing the Securities purchased by the Subscriber pursuant to this Agreement to the Placement Agent for further distribution directly to the Subscriber’s address indicated on the signature page hereto.

3.6 The Company’s agreement with each investor in the Offering, including the Subscriber, is a separate agreement and the sale of the Securities to each investor in the Offering, including the Subscriber, is a separate sale.

IV. CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBER

4.1 The Subscriber’s obligation to purchase the Securities at the Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of the Subscriber to the extent permitted by law:

(a) Representations and Warranties; Covenants. The representations and warranties made by the Company in Section 2 shall be true and correct (without giving effect to any “Material Adverse Effect,” “material,” “materially” or similar materiality qualifications therein, other than Section 2.13(i)) in all material respects as of the date hereof and as of the Closing Date, except for those representations and warranties which expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (without giving effect to any “Material Adverse Effect”, “material”, “materially” or other similar materiality qualification therein). All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

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(b) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

(d) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the SEC or any trading market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed or quoted for trading on the Company’s principal trading market.

(e) Legal Opinion. The Company’s corporate counsel shall have delivered a legal opinion addressed to Placement Agent in a form reasonably acceptable to the Placement Agent.

(f) Notice of Disqualification Events. The Company will notify the Subscribers and the Placement Agent in writing, prior to the Closing Date, of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

V. COVENANTS OF THE COMPANY

5.1 Listing of Securities. The Company agrees, (i) if the Company applies to have the Common Stock traded on any other trading market, it will include in such application the Underlying Shares, and will take such other action as is necessary or desirable to cause the Underlying Shares to be listed on such other trading market as promptly as possible, (ii) it will comply in all material respects with the Company’s reporting, filing and other obligations under the Charter Documents or rules of the principal trading market of the Common Stock and (iii) for so long as the Board of Directors determines that it remains advisable and in the Company’s best interest, the Company will take all commercially reasonable action necessary to continue the listing and trading of its Common Stock on a trading market.

5.2 Reservation of Shares. The Company shall at all times while the Preferred Stock and the Warrants are outstanding maintain a reserve from its duly authorized shares of Common Stock of a number of shares of Common Stock sufficient to allow for the issuance of the Underlying Shares.

5.3 Replacement of Certificates. If any certificate or instrument evidencing any Securities or the Underlying Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement securities. If a replacement certificate or instrument evidencing any securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

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5.4 Furnishing of Information. Until no Subscriber owns any of the Securities, the Company covenants to maintain registration of the Common Stock under Section 12(g) or 12(b) of the Exchange Act and covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as Subscriber owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to Subscriber and make publicly available in accordance with Rule 144(c) such information as is required for the Subscribers to be able to sell the Securities under Rule 144 within the requirements provided thereby. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time, to enable such person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

5.5 Securities Laws; Publicity. The Company shall file a Current Report on Form 8-K, including the Offering Materials as exhibits thereto (to the extent any information contained therein is material, non-public information), with the SEC within the time required by the Exchange Act. From and after the filing of such Current Report on Form 8-K the Company represents to the Subscriber (other than any Subscriber who has a representative on the Company’s board of directors or who is an employee of the Company) that it shall have publicly disclosed all material, non-public information delivered to any Subscriber by the Company or any of its Subsidiaries or any of its or their respective officers, directors, employees or agents in connection with the transactions contemplated by the Offering Materials. In addition, effective upon the filing of such Current Report on Form 8-K the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and the Subscriber or any of its Affiliates on the other hand, shall terminate. The Company and the Placement Agent shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Subscriber, or include the name of any Subscriber in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of such Subscriber, except: (a) as required by federal securities law in connection with the filing of any Offering Materials (including signature pages thereto) with the SEC and (b) to the extent such disclosure is otherwise required by law, in which case the Company shall, if permitted by applicable law, provide the Subscriber with prior notice of such disclosure permitted under this clause (b).

5.6 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof promptly upon request of the Subscriber. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Subscriber at the Closing under applicable securities or “blue sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Subscriber.

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5.7 Equal Treatment of Subscribers. No consideration (including any modification of any Offering Materials) shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Offering Materials unless the same consideration is also offered to all of the investors in the Offering, including the Subscriber.

5.8 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Offering Materials, the Company covenants and agrees that neither it, nor any other person acting on its behalf, will provide Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Subscriber shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Subscriber shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

5.9 Indemnification of Subscribers. Subject to the provisions of this Section 5.9, the Company will indemnify and hold each Subscriber and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Subscriber (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Subscriber Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable and documented attorneys’ fees and costs of investigation that any such Subscriber Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Offering Materials or (b) any action instituted against the Subscriber Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Subscriber Party, with respect to any of the transactions contemplated by the Offering Materials (unless such action is based upon a breach of such Subscriber Party’s representations, warranties or covenants under the Offering Materials or any agreements or understandings such Subscriber Party may have with any such stockholder or any violations by such Subscriber Party of state or federal securities laws or any conduct by such Subscriber Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Subscriber Party in respect of which indemnity may be sought pursuant to this Agreement, such Subscriber Party shall promptly, and in no event later than ten (10) days after such Subscriber’s receipt of notice of such action, notify the Company in writing, and the Company shall have the right to participate in or assume the defense thereof with counsel of its own choosing reasonably acceptable to the Subscriber Party. Any Subscriber Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Subscriber Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Subscriber Party, in which case the Company shall be responsible for the reasonable and documented fees and expenses of no more than one such separate counsel. The Company will not be liable to any Subscriber Party under this Agreement (y) for any settlement by a Subscriber Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Subscriber Party’s breach of any of the representations, warranties, covenants or agreements made by such Subscriber Party in this Agreement or in the other Offering Materials. The indemnification required by this Section 5.8 with respect to expenses shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Subscriber Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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5.10 Use of Proceeds. The Company shall use the net proceeds from the Offering for the purposes set forth in the Offering Materials.

5.11 Certificate of Designations. Prior to the Initial Closing, the Company shall duly file the Certificate of Designation with the Secretary of State of the State of Delaware.

5.12 Registration Rights.

(a) Piggy-Back Rights. If at any time on or after the six (6) month anniversary of the Final Closing, the Company proposes to file a Registration Statement (as defined in Section 5.12(j)) under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for stockholders of the Company for their account (or by the Company and by stockholders of the Company), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities (as defined in Section 5.12(j)) as soon as practicable (but in no event less than ten (10) days) before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters (as defined in Section 5.12(j)), if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holder may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. In the event a Piggy-Back Registration involves an Underwriter or Underwriters, all holders of Registrable Securities proposing to distribute their securities through such Piggy-Back Registration shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

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(b) Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Registrable Securities proposing to distribute their securities through such Piggy-Back Registration in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell, taken together with shares of Common Stock, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the holders of Registrable Securities, the Registrable Securities as to which registration has been requested under this Section 5.12, and the shares of Common Stock, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Company, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in any such registration:

(i)	If the registration is undertaken for the Company’s account: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock as to which registration has been requested in the manner described in Section 5.12(a) of those certain Subscription Agreements that the Company entered into with the purchasers of shares of its Series E Convertible Preferred Stock dated April 16, 2018 or May 17, 2018, as applicable (the “Series E Subscription Agreements”) that can be sold without exceeding the Maximum Number of Shares; (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the Registrable Securities as to which registration has been requested in the manner described in Section 5.12(a) of this Agreement that can be sold without exceeding the Maximum Number of Shares (pro rata among participating holders of Registrable Securities based on the number of Registrable Securities requested to be included in such registration); and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such persons and that can be sold without exceeding the Maximum Number of Shares; and

(ii)	If the registration is a “demand” registration undertaken at the demand of persons other than the holders of Registrable Securities, (A) first, the shares of Common Stock or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock as to which registration has been requested pursuant to the terms of the Series E Subscription Agreements that can be sold without exceeding the Maximum Number of Shares; (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the Registrable Securities as to which registration has been requested pursuant to the terms hereof that can be sold without exceeding the Maximum Number of Shares (pro rata among participating holders of Registrable Securities based on the number of Registrable Securities requested to be included in such registration); and (E) fifth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Shares.

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(c) Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 5.12(h).

(d) Copies. The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish, without charge, to the holders of Registrable Securities and such holders’ legal counsel copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of the Registrable Securities or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

(e) Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn.

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(f) Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) business days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) business days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment.

(g) State Securities Laws Compliance. The Company shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

(h) Registration Expenses. The Company shall bear all costs and expenses incurred in connection with any Piggy-Back Registration, whether or not the Registration Statement becomes effective. The Holders shall have no obligation to pay any underwriting discounts or selling commissions or bear any expenses of the underwriters in connection with any Piggy-Back Registration.

(i) Information. The holders of Registrable Securities included in any Registration Statement shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of such Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 5.12(a).

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(j) Definitions. For purposes of this Section 5.12, unless the context requires otherwise, the following terms shall have the meanings indicated below:

“Registrable Securities” means all of the Underlying Shares issuable from time to time to all of the Subscribers in the Offering. Registrable Securities also include any warrants, shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Underlying Shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; or (d) the Registrable Securities are freely saleable under Rule 144 without volume limitations.

“Registration Statement” means a registration statement filed by the Company with the SEC in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

VI. MISCELLANEOUS

6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, delivered by hand against written receipt therefor, or sent in portable document format (“pdf) via electronic mail, addressed as follows:

if to the Company, to it at:

Adhera Therapeutics, Inc.
4721 Emperor Boulevard, Suite 350
Durham, North Carolina 27703
Attn: Robert C. Moscato, Jr.,

Chief Executive Officer
Email: rmoscato@adherathera.com

With a copy to (which shall not constitute notice):

Pryor Cashman LLP
7 Times Square
New York, New York 10036
Attn: Lawrence Remmel, Esq.
Email: lremmel@pryorcashman.com

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if to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

With a copy to (which shall not constitute notice):

Attn:
Email:

if to the Escrow Agent, to it at:

Corporate Stock Transfer
3200 Cherry Creek Drive, South
Suite 430
Denver, CO 80209
Attn: Carylyn Ball, President
Email: cbell@corporatestock.com

With a copy to (which shall not constitute notice):

Collegiate Peaks Bank
885 S. Colorado Blvd
Denver, CO 80246
Attn: Hope Spencer
Email: hope.spencergcollegiatepeaksbank.com

6.2 Notices shall be deemed to have been given or delivered (i) on the third (3rd) business day following the date of postmark in the case of delivery by registered or certified mail, (ii) on the date of delivery in the case of delivery by hand or (iii) on the date of delivery if delivered by electronic mail; provided that if such e-mail is received after 4:00 p.m. Eastern Time on a business day or at any time on a non-business day, such notice shall be deemed delivered on the following business day. Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the Company and the Subscriber, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the Company and the Subscriber. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.3 This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Subscriber (other than in connection with a change of control or by operation of law). Any Subscriber may assign any or all of its rights under this Agreement to any Person to whom such Subscriber assigns or transfers any Securities or Registrable Securities (including the rights set forth in Section 5.12 of this Agreement), provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Offering Materials that apply to the “Subscribers.”

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6.4 The Offering Materials, together with the exhibits hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. The Placement Agent shall be deemed a third party beneficiary of the representations and warranties and covenants made by the Company and the Subscriber in this Agreement.

6.5 Upon the execution and delivery of this Agreement by the Subscriber and the Company, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as provided herein; provided, however, that, for the avoidance of doubt, the Company hereby reserves the right to (i) enter into subscription agreements with other prospective investors in the Offering and (ii) reject any subscription, in whole or in part, including, as applicable, that of the Subscriber, provided the Company returns to such prospective investor any funds paid by such prospective investor(s), with respect to such rejected subscription or portion thereof, without interest or deduction.

6.6 Any action, arbitration, claim, hearing, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before any federal, state, local or foreign government or any court of competent jurisdiction, administrative or regulatory body, agency, bureau, or commission in any domestic or foreign jurisdiction, any appropriate division of any of the foregoing or any arbitrator, or other legal action (each, a “Proceeding”) relating to this Agreement or the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Offering Materials (whether brought against a party hereto or its affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the Southern District of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Southern District of New York for the adjudication of any Proceeding related to this Agreement, the other Offering Materials or the transactions contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any Proceeding that it is not personally subject to the jurisdiction of any such court, that Proceeding is improper or is an inconvenient venue for such Proceeding.

6.7 In order to discourage frivolous Proceedings the parties agree that unless a claimant in any Proceeding arising out of this Agreement succeeds in establishing a claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the Proceeding), then the non-claimant party shall be entitled to recover from such claimant all of such other party’s reasonable legal costs and expenses relating to such Proceeding and/or incurred in preparation therefor.

6.8 If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

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6.9 Subject to applicable statute of limitations, the representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

6.10 The Company and the Subscriber agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.11 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts together shall constitute one and the same instrument. Delivery of executed signature pages hereof by facsimile transmission or pdf shall constitute effective and binding execution and delivery of this Agreement.

6.12 Nothing in this Agreement shall create or be deemed to create any rights or remedies in any person or entity that is not a party to this Agreement.

6.13 The Company and the Subscriber agree that in the event of any breach or threatened breach by the other party of any covenant, obligation or other provision set forth in this Agreement, the non-breaching or non-threatening party, as applicable, shall be entitled (in addition to any other remedy that may be available to it) to seek (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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APPENDIX B

SHARES OF PREFERRED STOCK BEING SUBSCRIBED FOR:________________

PURCHASE PRICE (PER SHARE): $____________

AGGREGATE PURCHASE PRICE: ____________________

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Title (if Subscriber is an Entity)	Title (if Subscriber is an Entity)

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

E-Mail Address	E-Mail Address

Name in which Securities should be issued:

Dated:                     , 2018

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This Subscription Agreement is agreed to and accepted as of __________, 2018.

ADHERA THERAPEUTICS, INC.

By:
Name:	Robert C. Moscato, Jr.
Title	Chief Executive Officer